PIMCO Enhanced Short Maturity Active Exchange-Traded Fund
Summary Prospectus
October 31, 2024
Ticker	MINT	NYSE Arca
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders (once available) and other information about the Fund online at pimcoetfs.com/resources. You can also get this information at no cost by calling 888.400.4ETF (888.400.4383) or by sending an email request to piprocess@sscinc.com. The Fund’s prospectus and Statement of Additional Information, both dated October 31, 2024, as supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Fund seeks maximum current income, consistent with preservation of capital and daily liquidity.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Shareholder Fees (fees paid directly from your investment):	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.35%
Total Annual Fund Operating Expenses	0.35%
Example. The Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other exchange-traded funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then hold or sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$36	$113	$197	$443
Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 57% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund will vary based on PIMCO’s market forecasts and will normally not exceed one year. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The dollar-weighted average portfolio maturity of the Fund is normally not expected to exceed three years.
The Fund primarily invests in U.S. dollar-denominated investment grade debt securities, rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. In the event that ratings services assign different ratings to the same security, PIMCO will use the highest rating as the credit rating for that security. The Fund may invest, without limitation, in U.S. dollar- denominated securities and instruments of foreign issuers.
The Fund may invest, without limitation, in futures contracts, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may invest, without limitation, in mortgage or asset-backed securities, including to-be-announced transactions. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.
Market Trading Risk: the risk that an active secondary trading market for Fund shares does not continue once developed, that the Fund may not continue to meet a listing exchange’s trading or listing requirements, that trading in Fund shares may be halted or become less liquid or that the Fund’s shares trade at prices other than the Fund’s net asset value, and are subject to trading costs, which may be exacerbated if the creation/redemption process becomes less effective, particularly during times of market stress
Interest Rate Risk: the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call

PIMCO ETF Trust | Summary Prospectus

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund

outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features
Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage, reputation or reduced demand for the issuer’s goods or services
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity
Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk. The Fund may invest in any tranche of mortgage-related and other asset-backed securities, including junior and/or equity tranches (to the extent consistent with other of the Fund's guidelines), which generally carry higher levels of the foregoing risks
Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved
Futures Contract Risk: the risk that, while the value of a futures contract tends to correlate with the value of the underlying asset that it represents, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. Futures contracts may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. The purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract
Short Exposure Risk: the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to the Fund
Collateralized Loan Obligations Risk:  the risk that investing in collateralized loan obligations (“CLOs”) and other similarly structured investments exposes the Fund to heightened credit risk, interest rate risk, liquidity risk, market risk and prepayment and extension risk, as well as the risk of default on the underlying asset. In addition, investments in CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) risks related to the capability of the servicer of the securitized assets; (iv) the risk that the Fund may invest in tranches of CLOs that are subordinate to other tranches; (v) the structure and complexity of the transaction and the legal documents may not be fully understood at the time of investment and could lead to disputes with the issuer or among investors regarding the characterization of proceeds or unexpected investment results; and (vi) the CLO's manager may perform poorly
Please see “Description of Principal Risks” in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

2  Summary Prospectus | PIMCO ETF Trust

Summary Prospectus

Performance Information
The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of certain indexes. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
In addition to the Fund’s performance, the Average Annual Total Returns table includes performance of: (i) a broad-based securities market index (i.e., a regulatory index) and (ii) a supplemental index. It is not possible to invest directly in an unmanaged index. Effective July 24, 2024, the Fund’s regulatory index is the Bloomberg U.S. Aggregate Index. The Fund’s regulatory index is shown in connection with certain regulatory requirements to provide a broad measure of market performance. The Bloomberg U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The FTSE 3-Month Treasury Bill Index is a supplemental index of the Fund. The FTSE 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.
Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/investments/etf.

 Calendar Year Total Returns

Best Quarter	June 30, 2020	2.92%
Worst Quarter	March 31, 2020	-1.98%
Year-to-Date	September 30, 2024	4.50%
Average Annual Total Returns (for periods ended 12/31/23)
	1 Year	5 Years	10 Years
Return Before Taxes	6.19%	2.00%	1.67%
Return After Taxes on Distributions(1)	4.08%	1.09%	0.91%
Return After Taxes on Distributions and Sales of Fund Shares(1)	3.63%	1.14%	0.94%
Bloomberg U.S. Aggregate Index (reflects no deductions for fees, expenses or taxes)	5.53%	1.10%	1.81%
FTSE 3-Month Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	5.26%	1.91%	1.26%
1
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
Investment Adviser/Portfolio Managers

PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly and primarily managed by Jerome Schneider, Andrew Wittkop and Nathan Chiaverini. Mr. Schneider is a Managing Director of PIMCO, and he has managed the Fund since its inception in November 2009. Mr. Wittkop is an Executive Vice President of PIMCO, and he has managed the Fund since July 2021. Mr. Chiaverini is a Senior Vice President of PIMCO, and he has managed the Fund since July 2021.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (“ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer and may not be purchased or redeemed directly with the Fund. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than net asset value (“NAV”), shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (“bid”) and the lowest price a seller is willing to accept for shares (“ask”) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at https://www.pimco.com/en-us/investments/etf.

October 31, 2024 | SUMMARY PROSPECTUS  3

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund

Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxable upon withdrawal.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary, PIMCO or other related companies may pay the intermediary for the sale of Fund shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ETF4750_103124